UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Semi-Annual Report January 31, 2014

Ticker Symbol
Fund Name

Municipal Total Return Managed Accounts Portfolio	NMTRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts, the Portfolio is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Portfolio is managed by Nuveen Asset Management LLC, an affiliate of Nuveen Investments. Martin J. Doyle, CFA, has served as manager for the Portfolio since its inception in 2007. Here he discusses the Portfolio’s investment strategy and its performance over the six-month reporting period ended January 31, 2014.

How did the Portfolio perform during the six-month reporting period ended January 31, 2014?

The table in the Performance and Expense Ratios section of this report provide Class I Share total returns for the Portfolio for the six-month, one-year, five-year and since inception periods ended January 31, 2014. The Portfolio’s Class I Share total returns at net asset value (NAV) outperformed the Barclays 7-Year Municipal Bond Index during the six-month reporting period ended January 31, 2014.

What strategies were used to manage the Portfolio during the reporting period? How did these strategies influence performance?

The Portfolio uses a value-oriented strategy and looks for higher yielding and undervalued municipal bonds that offer the potential for above average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) and unrated municipal securities. The Portfolio focuses on securities with intermediate to longer-term maturities.

Generally falling interest rates and tighter credit spreads were the primary contributors to the Portfolio outperforming the benchmark during the reporting period. The Portfolio’s diversified exposure across the credit and maturity spectrum included exposure to higher performing sectors of the municipal market. Specifically, longer dated maturities and lower investment grade rated securities outperformed the overall market and the Portfolio features above benchmark exposure to these sectors. Throughout the reporting period, we continued to increase our exposure to longer duration securities to capitalize on a comparatively steep yield curve and sought improved call protection to maintain the Portfolio’s income sustainability.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Further enhancing comparative returns was the Portfolio’s underweight to pre-refunded and AAA-rated bonds. As yields fall, these sectors offer less upside potential and typically underperform the broader market. In addition to the general market rally, a significant downshift in municipal new issuance combined with a slowdown and actual reversal of municipal fund outflows to technically prop up the market. The relative scarcity of available bonds and money coming back to the market have contributed to credit spreads narrowing, which has been advantageous for the Portfolio and its mix of rating category exposure.

During this reporting period, the Puerto Rico credit situations weighed on the municipal market. In 2012, Moody’s downgraded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch announced that it was placing the majority of Puerto Rico issuance, with the exception of the COFINA bonds, on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013, Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. On February 4, 2014 (subsequent to the close of this reporting period), S&P downgraded Puerto Rico’s GO rating to BB+ with a negative credit watch due to the island’s difficulty achieving affordable market access, heavy debt load, steadily declining economy and continued fiscal stress, namely chronic budget deficits and ever increasing costs related to the Commonwealth’s woefully underfunded pension plans. We believe the downgrade to below investment grade is, at this point, a symbolic act as the municipal market already priced Puerto Rican bonds at steep discounts to face value since mid-2013. The Portfolio held one Puerto Rico bond in the Portfolio at the beginning of the reporting period but was sold in September 2013.

6	Nuveen Investments

Risk

Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Portfolio, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Portfolio’s potential use of inverse floaters creates effective leverage. Leverage involves the risk that the Portfolio could lose more than its original investment and also increases the Portfolio’s exposure to volatility and interest rate risk.

Dividend Information

The Portfolio seeks to pay dividends at a rate that reflects the past and projected performance of the Portfolio. To permit the Portfolio to maintain a more stable monthly dividend, the Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If the Portfolio has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s net asset value. Conversely, if the Portfolio has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Portfolio’s net asset value. The Portfolio will, over time, pay all its net investment income as dividends to shareholders. As of January 31, 2014, the Portfolio had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments	7

Performance, Expense

and Effective Leverage Ratios

This is a specialized municipal bond Portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Portfolio and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Portfolio’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Portfolio shares have no sales charge. Portfolio returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Portfolio’s total operating expenses (before fee waivers and/or expense reimbursements) as shown in the Portfolio’s most recent prospectus.

Leverage is created whenever the Portfolio has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class I Shares	4.58%	(2.09)%	7.29%	5.76%
Barclays 7-Year Municipal Bond Index**	2.61%	0.59%	4.61%	5.41%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class I Shares	(0.04)%	(4.19)%	7.76%	5.38%

8	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class
Class I
Gross Expense Ratios	0.09%
Net Expense Ratios	0.00%

The Portfolio’s investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Effective Leverage Ratio as of January 31, 2014

Effective Leverage Ratio	11.05%

*	Since inception returns are from 5/31/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. This index is not available for direct investment.

Nuveen Investments	9

Yields as of January 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Portfolio’s yield that accounts for the future amortization of premiums or discounts of bonds held in the portfolio of investments. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Portfolio may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Portfolio on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Share Class
Class I
Dividend Yield	5.01%
Sec 30-Day Yield	4.41%
Taxable Equivalent Yield[1]	6.13%

1	The Taxable-Equivalent Yield is based on the Portfolio’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

10	Nuveen Investments

Holding Summaries January 31, 2014

This data relates to the securities held in the portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Portfolio itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.1%
AA	33.9%
A	20.6%
BBB	22.3%
BB or Lower	6.2%
N/R	4.6%

Portfolio Composition

(% of net assets)

Health Care	20.9%
Education and Civic Organizations	19.7%
Tax Obligation/General	12.5%
Tax Obligation/Limited	12.2%
Transportation	12.0%
Utilities	6.4%
Other Industries	11.2%
Other Assets Less Liabilities	5.1%

States

(% of net assets)

California	8.9%
Texas	8.3%
Illinois	7.6%
Florida	6.3%
North Carolina	4.1%
New York	4.0%
Colorado	3.6%
Pennsylvania	3.3%
Washington	3.2%
Louisiana	3.0%
Arizona	2.8%
Indiana	2.5%
New Jersey	2.5%
Massachusetts	2.3%
Wisconsin	2.3%
Maryland	2.2%
Guam	2.1%
Hawaii	1.7%
Virginia	1.5%
Utah	1.4%
Wyoming	1.4%
Oregon	1.3%
Missouri	1.3%
Georgia	1.3%
Idaho	1.2%
Virgin Islands	1.1%
Other States	12.8%
Other Assets Less Liabilities	6.0%

Nuveen Investments	11

Expense

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Portfolio expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,045.80	$1,025.21
Expenses Incurred During Period	$—	$—

Expenses are equal to the Portfolio’s annualized net expense ratio of 0.00% for the six-month period.

12	Nuveen Investments

Municipal Total Return Managed Accounts Portfolio

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 94.9%

	MUNICIPAL BONDS – 94.9%

	National – 0.5%

	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool:
$385	5.000%, 1/31/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$383,090
1,000	5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	5/14 at 100.00	Ba2	1,015,030
1,385	Total National			1,398,120

	Alabama – 0.5%

850	Alabama State Board of Education, Revenue Bonds, Faulkner State Community College, Series 2009, 6.125%, 10/01/28	10/18 at 100.00	A1	975,401

500	Auburn University, Alabama, General Fee Revenue Bonds, Series 2011A, 5.000%, 6/01/41	6/21 at 100.00	Aa2	526,445
1,350	Total Alabama			1,501,846

	Alaska – 0.5%

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
670	4.625%, 6/01/23	6/14 at 100.00	Ba1	632,045
1,385	5.000%, 6/01/46	6/14 at 100.00	B2	960,913
2,055	Total Alaska			1,592,958

	Arizona – 2.8%

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 18.423%, 1/01/20 (IF) (5)	No Opt. Call	AA–	1,095,680

1,010	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D, 5.000%, 2/01/28	2/23 at 100.00	BBB+	1,032,776

1,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	1,119,470

300	Arizona State, Certificates of Participation, Series 2010A, 5.000%, 10/01/27 – AGM Insured	10/19 at 100.00	AA–	325,422

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	1,401,209

900	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 5.875%, 4/01/22	4/20 at 100.00	BB–	899,937

500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 10-9W, 17.707%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1	635,200

450	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 4.625%, 3/01/22	No Opt. Call	BB+	431,789

335	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.625%, 3/01/31	3/21 at 100.00	BB+	366,771

55	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	49,976

Nuveen Investments	13

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,000	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/24 (WI/DD, Settling 2/05/14)	No Opt. Call	A–	$1,081,408
7,745	Total Arizona			8,439,638

	Arkansas – 0.6%

1,000	Boone County, Arkansas, Hospital Revenue Refunding Bonds, North Arkansas Regional Medical Center Project, Series 2013, 4.500%, 5/01/33	5/20 at 100.00	N/R	870,800

1,100	Conway Health Facilities Board, Arkansas, Hospital Revenue Bond, Conway Regional Medical Center, Improvement Series 2012, 4.450%, 8/01/32	8/22 at 100.00	BBB+	1,019,755
2,100	Total Arkansas			1,890,555

	California – 8.9%

500	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Casa de Lad Campanas, Series 2010, 6.000%, 9/01/37	9/20 at 100.00	A	541,710

700	Anaheim Public Finance Authority, California, Electric Distribution Revenue Bonds, Series 1999, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	N/R	717,248

655	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2013-U3, 5.000%, 6/01/43	No Opt. Call	AAA	784,736

500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.602%, 10/01/16 (IF)	No Opt. Call	Aa1	702,120

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	1,095,210

300	California Municipal Finance Authority, Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB	305,211

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
295	4.750%, 8/01/22	No Opt. Call	BB+	283,622
675	5.000%, 8/01/32	No Opt. Call	BB+	582,572

340	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 6.000%, 6/01/23 (WI/DD, Settling 2/10/14)	6/22 at 102.00	N/R	340,928

1,300	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	Baa2	1,338,116

755	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	BBB–	690,417

1,155	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2012C, 4.250%, 6/01/17	No Opt. Call	BBB–	1,167,104

575	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2009H, 5.500%, 11/01/27	11/19 at 100.00	A2	638,555

450	California State, General Obligation Bonds, Refunding Various Purpose Series 2012B, 0.940%, 5/01/18	11/17 at 100.00	A1	455,432

695	California State, General Obligation Bonds, Various Purpose Series 1997, 5.625%, 10/01/21	4/14 at 100.00	AA+	701,186

1,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.500%, 4/01/33	4/19 at 100.00	A1	1,201,570

30	California State, General Obligation Veterans Bonds, Refunding Series 2005CB, 5.050%, 12/01/36 (Alternative Minimum Tax)	6/15 at 100.00	AA	30,096

405	Compton Unified School District, Los Angeles County, California, General Obligation Bonds, 2002 Election, Refunding Series 2006D, 0.000%, 6/01/22 – AMBAC Insured	No Opt. Call	Aa3	281,803

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 0.000%, 1/15/27	No Opt. Call	BBB–	$1,167,739

1,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2009A, 6.000%, 8/01/25 – AGC Insured	8/19 at 100.00	AA–	1,171,660

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
200	5.000%, 6/01/45	6/15 at 100.00	A2	196,108
130	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	127,470
30	4.625%, 6/01/45	6/15 at 100.00	A2	27,540
135	4.625%, 6/01/45 – RAAI Insured	6/15 at 100.00	A2	123,929

215	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	165,187

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013:
385	4.500%, 4/15/24	4/23 at 100.00	BBB	384,353
400	4.500%, 4/15/25	4/23 at 100.00	BBB	394,096
870	4.500%, 4/15/27	4/23 at 100.00	BBB	838,854

50	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	51,066

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2009A, 5.250%, 5/15/29	5/19 at 100.00	AA	1,124,850

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2008A-2, 5.250%, 7/01/32	7/18 at 100.00	AA–	549,895

750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A	840,113

1,000	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2012B-1, 0.390%, 7/01/27	11/14 at 100.00	AAA	1,000,100

85	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	94,062

1,000	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	4/14 at 100.00	BB	1,019,930

1,000	San Diego Unified Port District, California, Revenue Bonds, Refunding Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	A+	1,097,990

850	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2006A, 5.000%, 11/01/25 – AGM Insured	5/16 at 100.00	AA–	926,602

1,925	Santa Clarita Community College District, California, General Obligation Bonds, Series 2013, 3.000%, 8/01/27	8/23 at 100.00	AA	1,749,305

25	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	26,176

	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2006:
300	4.250%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	303,759
50	4.250%, 9/01/26 – FGIC Insured	9/15 at 100.00	A	50,394

500	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.400%, 9/01/32	9/21 at 100.00	BBB+	554,795

Nuveen Investments	15

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$750	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/19 at 100.00	AA+	$797,228
26,480	Total California			26,640,837

	Colorado – 3.6%

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.969%, 10/01/31 (IF) (5)	11/23 at 100.00	A+	895,110

1,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/20	No Opt. Call	BBB–	2,012,286

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	BBB+	516,220

1,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3367, 20.374%, 7/01/21 (IF) (5)	No Opt. Call	AA–	1,382,360

1,635	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/28 (UB) (5)	12/22 at 100.00	A–	1,740,539

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/24	No Opt. Call	A+	1,155,070

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	316,785

535	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	555,512

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	505,535

1,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	1,089,910

500	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	518,090
9,565	Total Colorado			10,687,417

	Connecticut – 0.3%

670	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2009, Trust 3363, 13.920%, 7/01/15 (IF)	No Opt. Call	AAA	834,639

	Delaware – 0.5%

1,440	Delaware Economic Development Authority, Revenue Bonds, Newark Charter School, Series 2012, 3.875%, 9/01/22	3/22 at 100.00	BBB	1,438,387

	District of Columbia – 0.5%

450	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/14 at 100.00	Baa1	447,714

500	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2012C, 5.000%, 12/01/26	No Opt. Call	AAA	575,500

575	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/30	10/23 at 100.00	A+	611,909
1,525	Total District of Columbia			1,635,123

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 6.3%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
$185	5.000%, 11/15/20	No Opt. Call	BBB	$205,914
250	5.000%, 11/15/21	No Opt. Call	BBB	275,073

1,440	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 5.250%, 9/01/30	9/20 at 100.00	BBB–	1,368,043

750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	681,915

	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B:
1,000	5.000%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA–	1,115,680
1,130	4.625%, 9/01/27 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA–	1,150,453

	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A:
700	5.000%, 4/01/25 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA–	753,396
475	5.000%, 4/01/38 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA–	481,417

195	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+	208,866

2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Refunding Series 2011B, 5.125%, 6/01/27 (Alternative Minimum Tax)	6/21 at 100.00	AA+	2,189,340

885	Gulf Breeze, Florida, Revenue Improvement Non-Ad Valorem Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	N/R	887,850

3,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Refunding Series 2013A, 5.500%, 10/01/28 (Alternative Minimum Tax)	10/23 at 100.00	A	3,280,860

2,000	Hillsborough County, Florida, Solid Waste and Resource Recovery Revenue Bonds, Series 2006A, 5.000%, 9/01/25 – AMBAC Insured (Alternative Minimum Tax)	9/16 at 100.00	AA	2,123,520

2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A, 5.000%, 6/15/24	6/22 at 100.00	BB	1,991,880

1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 5.250%, 8/01/21	8/20 at 100.00	A	1,122,310

500	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2008B, 5.250%, 5/01/31 – AGC Insured	5/18 at 100.00	AA–	536,415

400	Sanibel, Florida, General Obligation Bonds, Series 2006, 4.350%, 2/01/36 – AMBAC Insured	8/16 at 100.00	N/R	397,812

55	The City of Miami, Florida, Special Revenue Refunding Bonds, Series 1987, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	A	53,735

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	3,678

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	8,995

10	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	4,444

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	—

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	4,943

Nuveen Investments	17

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$15	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	$14,495

35	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	20,425
18,055	Total Florida			18,881,459

	Georgia – 1.3%

1,155	Athens-Clarke County Unified Government Development Authority, Georgia, Revenue Bonds, University of Georgia Athletic Association Project, Series 2011, 5.250%, 7/01/28	7/21 at 100.00	Aa3	1,272,914

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	Aa3	707,070

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	539,960

750	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA+	795,833

530	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	AA–	557,592
3,585	Total Georgia			3,873,369

	Guam – 2.1%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 4.500%, 7/01/18	No Opt. Call	A–	1,050,180

	Guam Government, General Obligation Bonds, 2009 Series A:
110	5.750%, 11/15/14	No Opt. Call	BB–	113,490
1,515	6.000%, 11/15/19	No Opt. Call	BB–	1,609,354

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,000	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	1,035,340
1,000	6.000%, 10/01/23 (Alternative Minimum Tax)	8/18 at 100.00	BBB	1,059,030

	Guam Power Authority, Revenue Bonds, Series 2012A:
500	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA–	570,370
235	5.000%, 10/01/34	10/22 at 100.00	BBB	231,266

450	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/24	7/23 at 100.00	A–	477,963
5,810	Total Guam			6,146,993

	Hawaii – 1.7%

600	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	605,910

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Refunding Series 2007B, 4.600%, 5/01/26 – FGIC Insured (Alternative Minimum Tax)	3/17 at 100.00	Baa1	1,492,950

1,000	Hawaii State Department of Transportation – Airports Division, Lease Revenue Certificates of Participation, Series 2013, 5.250%, 8/01/24 (Alternative Minimum Tax)	8/23 at 100.00	A–	1,096,120

1,600	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/30	12/21 at 100.00	AA	1,764,270
4,700	Total Hawaii			4,959,250

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 1.2%

$750	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Series 2008, 7.375%, 6/01/34	6/18 at 100.00	A3	$835,815

1,000	Idaho Housing and Finance Association, Economic Development Facilities Recovery Zone Revenue Bonds, TDF Facilities Project, Series 2010A, 6.500%, 2/01/26	2/21 at 100.00	A	1,080,640

15	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1, 6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	15,182

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
430	4.750%, 9/01/25	9/22 at 100.00	Baa1	442,969
1,070	4.600%, 9/01/27	9/22 at 100.00	Baa1	1,072,696
3,265	Total Idaho			3,447,302

	Illinois – 7.6%

1,000	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 6.000%, 11/01/35	11/20 at 100.00	BBB	1,056,900

1,500	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2013, 5.500%, 11/01/42	5/23 at 100.00	BBB	1,512,480

750	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	751,320

750	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 4.000%, 1/01/32 (Alternative Minimum Tax)	1/22 at 100.00	A2	685,253

2,395	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Limited Tax Project & Refunding Series 2012B, 5.000%, 12/15/32	6/22 at 100.00	AA	2,536,760

500	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	493,020

995	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	1,101,007

360	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122, 17.419%, 9/01/32 (IF) (5)	9/22 at 100.00	A–	361,915

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	827,048

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	671,723

960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,049,021

150	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/35 – NPFG Insured	5/17 at 100.00	AA–	151,028

1,205	Illinois Finance Authority, Revenue Bonds, Riverside Health System, Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	1,255,369

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	763,490

25	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	2/14 at 100.00	BBB–	25,062

420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 18.345%, 1/01/21 (IF) (5)	No Opt. Call	AA–	471,761

Nuveen Investments	19

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
$400	4.000%, 10/01/19	No Opt. Call	Baa1	$420,788
170	4.000%, 10/01/22	No Opt. Call	Baa1	171,794

1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	1,156,910

210	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA	246,943

3,100	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/29 – NPFG Insured	No Opt. Call	AA	3,892,174

750	Southwestern Illinois Development Authority, Local Government Program Bonds, St. Clair County Community Unit School District 19 Mascoutah, Series 2009, 5.750%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	859,965

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
825	5.500%, 1/01/38	1/23 at 100.00	AA–	855,847
1,500	4.250%, 1/01/38	1/23 at 100.00	AA–	1,356,615
21,065	Total Illinois			22,674,193

	Indiana – 2.5%

750	Columbus, Indiana, General Obligation Bonds, Series 2009, 4.500%, 7/15/23	7/19 at 100.00	N/R	801,720

1,000	Fishers Redevelopment District, Indiana, General Obligation Bonds, Saxony Project Series 2009, 5.250%, 7/15/34	1/20 at 100.00	AA	1,060,470

770	Hendricks County, Indiana, Redevelopment District Tax Increment Revenue Bonds, Refunding Series 2010B, 6.450%, 1/01/23	1/16 at 100.00	Baa2	789,573

1,500	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012A, 5.000%, 2/01/25	2/22 at 100.00	BBB+	1,627,095

525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	532,508

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	494,969

770	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Union Hospital, Series 1993, 5.125%, 9/01/18 – NPFG Insured	3/14 at 100.00	Baa1	772,834

1,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A, 5.250%, 1/01/32	7/23 at 100.00	A+	1,091,910

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	AA+	282,378
7,025	Total Indiana			7,453,457

	Iowa – 1.0%

	Des Moines Airport Authority, Iowa, Revenue Bonds, Refunding Capital Loan Notes Series 2012:
1,000	5.000%, 6/01/27 (Alternative Minimum Tax)	6/22 at 100.00	A2	1,056,310
1,000	5.000%, 6/01/28 (Alternative Minimum Tax)	6/22 at 100.00	A2	1,048,180

745	Des Moines, Iowa, Aviation System Revenue Bonds, Refunding Capital Loan Notes Series 2010B, 5.750%, 6/01/33 – AGM Insured (Alternative Minimum Tax)	6/20 at 100.00	AA–	810,098
2,745	Total Iowa			2,914,588

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.6%

$1,240	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.375%, 3/01/30	3/20 at 100.00	A+	$1,317,463

500	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2013C, 4.250%, 5/01/14	No Opt. Call	N/R	500,965
1,740	Total Kansas			1,818,428

	Kentucky – 1.0%

590	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	659,248

1,570	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 5.250%, 3/01/19	No Opt. Call	A3	1,764,256

500	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A	513,660
2,660	Total Kentucky			2,937,164

	Louisiana – 3.0%

870	Caddo Parish Parishwide School District, Louisiana, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/30	No Opt. Call	AA–	752,585

1,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 3.625%, 10/01/29 – AGM Insured	10/22 at 100.00	AA–	937,090

	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, South Louisiana Facilities Corporation Project, Refunding Series 2012:
1,070	3.000%, 10/01/24	10/22 at 100.00	AA–	1,012,605
1,085	3.125%, 10/01/25	10/22 at 100.00	AA–	1,015,831

970	Lafourche Parish, Louisiana, Road Revenue Bonds, Series 2005, 4.500%, 1/01/25 (Pre-refunded 1/01/15) – RAAI Insured	1/15 at 100.00	N/R (4)	1,007,588

835	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/16 – CIFG Insured	No Opt. Call	N/R	904,614

50	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.375%, 5/15/31	5/21 at 100.00	Baa1	55,374

1,315	New Orleans, Louisiana, Water Revenue Bonds, Series 2002, 5.000%, 12/01/16 – FGIC Insured	6/14 at 100.00	BBB	1,318,708

2,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.500%, 5/15/30	5/20 at 100.00	A–	2,049,440
9,195	Total Louisiana			9,053,835

	Maine – 0.6%

830	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	831,228

1,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-2, 3.600%, 11/15/26	11/21 at 100.00	AA+	993,510
1,830	Total Maine			1,824,738

	Maryland – 2.2%

845	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Refunding Series 2012, 4.000%, 9/01/21	No Opt. Call	A2	919,343

Nuveen Investments	21

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$375	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$390,544
140	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	127,112

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	538,410

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Medstar Health Issue, Series 2013B, 5.000%, 8/15/33	8/23 at 100.00	A2	2,059,620

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2012:
1,000	5.000%, 7/01/25	7/22 at 100.00	BBB	1,062,760
1,000	5.000%, 7/01/26	7/22 at 100.00	BBB	1,054,380

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.000%, 1/01/19	1/18 at 100.00	BBB	544,985
6,360	Total Maryland			6,697,154

	Massachusetts – 2.3%

1,325	Cambridge, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 3.000%, 2/15/18	No Opt. Call	AAA	1,441,733

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.000%, 4/01/31	4/21 at 100.00	AA–	1,055,660

750	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/31	10/19 at 100.00	BBB	865,755

1,085	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2012J, 5.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,204,209

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	783

535	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.656%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	700,369

1,675	Massachusetts State, General Obligation Bonds, Refunding Series 2012A, 0.520%, 2/01/16	8/15 at 100.00	AA+	1,675,000
6,670	Total Massachusetts			6,943,509

	Michigan – 1.0%

1,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 4.875%, 8/15/27	8/17 at 100.00	N/R	915,790

400	Michigan Finance Authority, Hospital Revenue Bonds, Holland Community Hospital, Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	A+	408,352

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	BB	513,245

750	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds, Alma College Project, Series 2008, 5.500%, 6/01/28	6/18 at 100.00	Baa1	782,025

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	271,911
2,950	Total Michigan			2,891,323

	Minnesota – 0.4%

1,165	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 4.000%, 1/01/24	1/23 at 100.00	N/R	1,078,615

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 1.0%

$1,000	Jackson County, Mississippi, Certificates of Participation, Correctional Facility Project, Series 2012, 3.375%, 7/01/29	7/22 at 100.00	AA–	$883,120

750	Medical Center Educational Building Corporation, Revenue Bonds, University of Mississippi Medical Center Facilities Expansion and Renovation Project, Series 2012A, 5.000%, 6/01/41	6/22 at 100.00	Aa2	783,998

1,190	Mississippi Development Bank, Special Obligation Bonds, Harrison County, Mississippi Highway Refunding Project, Series 2013A, 5.000%, 1/01/26	No Opt. Call	AA–	1,374,617
2,940	Total Mississippi			3,041,735

	Missouri – 1.3%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 5.625%, 3/01/34	3/18 at 100.00	A	1,053,110

1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29 (Pre-refunded 11/01/14)	11/14 at 100.00	A– (4)	1,041,760

287	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	199,924

1,500	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	1,665,645
3,787	Total Missouri			3,960,439

	Nebraska – 0.2%

500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.125%, 8/15/31	8/17 at 100.00	A2	529,315

	Nevada – 0.0%

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	101,483

	New Hampshire – 0.2%

580	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB+	613,860

	New Jersey – 2.5%

1,280	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/16	No Opt. Call	BBB+	1,401,229

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.250%, 6/15/26	No Opt. Call	A+	1,110,970

500	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/22	No Opt. Call	A+	582,435

310	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.579%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	359,488

2,800	Paterson, New Jersey, General Obligation Bonds, General Improvement Series 2013, 5.000%, 1/15/26	1/23 at 100.00	AA	3,068,912

1,125	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	832,770
7,015	Total New Jersey			7,355,804

	New Mexico – 0.2%

495	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2008A-2, 5.600%, 1/01/39 (Alternative Minimum Tax)	1/18 at 102.00	AA+	524,779

Nuveen Investments	23

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 4.0%

$1,020	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/22	No Opt. Call	BBB–	$984,116

750	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2012B, 5.000%, 7/01/38	7/22 at 100.00	AA+	818,520

675	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 5.250%, 2/01/27	2/17 at 100.00	BBB–	670,552

250	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	291,725

470	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Winthrop-University Hospital Association, Series 2012, 5.000%, 7/01/19	No Opt. Call	Baa1	532,223

670	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2014, 2.250%, 1/15/15	No Opt. Call	N/R	675,320

35	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	30,743

500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.135%, 10/01/16 (IF)	No Opt. Call	AA+	627,240

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	No Opt. Call	AAA	626,350

	Newburgh, Orange County, New York, General Obligation Bonds, Deficit Liquidation, Series 2012B:
605	5.000%, 6/15/24	6/22 at 100.00	Ba1	605,581
635	5.000%, 6/15/25	6/22 at 100.00	Ba1	627,647

915	Newburgh, Orange County, New York, General Obligation Bonds, Series 2012A, 5.000%, 6/15/25 – AGC Insured	6/22 at 100.00	Ba1	904,404

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty-Ninth Series 2011, 5.000%, 10/15/24 (Alternative Minimum Tax)	10/21 at 100.00	AA–	1,386,850

1,000	Rockland County, New York, General Obligation Bonds, Refunding Series 2013, 5.000%, 3/01/17	No Opt. Call	BBB–	1,088,920

450	Saratoga County Water and Sewer Authority, New York, Revenue Bonds, Series 2008, 5.000%, 9/01/38	9/18 at 100.00	AA	469,521

1,000	Syracuse, New York, General Obligation Bonds, Airport Terminal Security Access Improvement Series 2011A, 5.000%, 11/01/36 (Alternative Minimum Tax)	11/21 at 100.00	A1	1,021,510

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 3.000%, 1/01/18	No Opt. Call	BBB	463,946
11,175	Total New York			11,825,168

	North Carolina – 4.1%

665	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.762%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	818,755

2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/34 (UB) (5)	1/19 at 100.00	AA–	2,154,540

2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.000%, 1/15/31	1/21 at 100.00	AA–	2,102,380

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A:
1,000	5.000%, 1/01/25	7/22 at 100.00	A–	1,114,290
1,500	5.000%, 1/01/26	7/22 at 100.00	A–	1,654,140

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	$429,443

500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A–	563,025

340	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 22.661%, 6/01/18 (IF)	No Opt. Call	AA	394,492

2,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/34	11/16 at 100.00	AA–	2,021,840

1,000	University of North Carolina at Chapel Hill, General Revenue Bonds, Index Tender Series 2012B, 0.864%, 12/01/41	6/17 at 100.00	Aaa	1,003,410

75	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15	4/14 at 100.00	N/R	75,341

25	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	25,159
11,455	Total North Carolina			12,356,815

	North Dakota – 0.7%

1,500	University of North Dakota, Housing and Auxiliary Facilities Revenue Bonds, Refunding Series 2012, 5.000%, 4/01/32	4/22 at 100.00	Aa3	1,605,165

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
150	5.250%, 7/01/16	No Opt. Call	BBB–	160,049
340	5.125%, 7/01/29	7/16 at 100.00	BBB–	342,632
1,990	Total North Dakota			2,107,846

	Ohio – 1.0%

550	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	494,736

500	Summit County Port Authority, Ohio, Development Revenue Bonds, County NonTax Revenues, Series 2012, 5.000%, 12/01/31	12/22 at 100.00	Aa2	530,945

1,810	University of Akron, Ohio, General Receipts Bonds, Series 2010A, 5.000%, 1/01/24 – AGM Insured	No Opt. Call	AA–	1,996,104
2,860	Total Ohio			3,021,785

	Oklahoma – 0.4%

1,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2011B, 5.000%, 1/01/26	1/21 at 100.00	AA–	1,125,730

	Oregon – 1.3%

1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B, 5.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+	1,094,460

750	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 5.000%, 9/01/21	No Opt. Call	BBB+	832,065

	Lafayette, Yamhill County, Oregon, General Obligation Bonds, Full Faith Credit Refunding Series 2012:
345	3.000%, 12/01/16 – AGM Insured	No Opt. Call	Baa1	359,166
365	3.000%, 12/01/18 – AGM Insured	No Opt. Call	Baa1	377,545
390	3.250%, 12/01/20 – AGM Insured	No Opt. Call	Baa1	397,277

Nuveen Investments	25

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

	Oregon Special Districts Association, Certificates of Participation, Flexlease Program, Series 2013A:
$410	4.000%, 1/01/24	1/15 at 103.00	N/R	$397,725
300	4.350%, 1/01/28	1/15 at 103.00	N/R	285,081
300	4.600%, 1/01/33	1/15 at 103.00	N/R	268,323
3,860	Total Oregon			4,011,642

	Pennsylvania – 3.3%

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013:
505	4.000%, 7/01/22	No Opt. Call	BBB–	498,758
250	4.000%, 7/01/23	No Opt. Call	BBB–	243,890

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
355	5.000%, 6/01/22	No Opt. Call	Baa3	371,976
325	5.000%, 6/01/23	No Opt. Call	Baa3	337,002

1,140	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4284, 18.383%, 7/01/36 (IF) (5)	1/22 at 100.00	AA–	1,233,719

1,250	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Refunding Series 2011, 5.500%, 7/01/26	7/21 at 100.00	A	1,394,750

1,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Refunding Bonds, Aqua Pennsylvania, Inc. Project, Series 2010A, 5.000%, 12/01/34 (Alternative Minimum Tax)	12/20 at 100.00	AA–	1,048,550

300	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	AA	314,601

250	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 5.000%, 8/01/20	No Opt. Call	BBB+	260,725

1,600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.000%, 6/15/23	6/20 at 100.00	BB–	1,609,952

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	1,020,850

500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 5.000%, 7/01/17	No Opt. Call	BB+	507,105

870	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.000%, 4/01/23	4/19 at 100.00	A+	989,234
9,345	Total Pennsylvania			9,831,112

	Rhode Island – 0.2%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
460	6.000%, 6/01/23	6/14 at 100.00	Baa1	460,041
150	6.125%, 6/01/32	6/14 at 100.00	BBB+	149,988
610	Total Rhode Island			610,029

	South Carolina – 0.8%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa3 (4)	533,310

1,000	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2013A, 5.250%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,146,130

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$500	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/26	11/21 at 100.00	AA–	$540,560

250	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	267,128
2,250	Total South Carolina			2,487,128

	South Dakota – 0.2%

500	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds Series 2013B, 5.000%, 6/01/26	6/23 at 100.00	A–	527,665

	Tennessee – 0.4%

1,000	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.000%, 10/01/30	10/20 at 100.00	N/R	1,059,220

	Texas – 8.3%

750	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.000%, 8/15/29	8/19 at 100.00	BBB	800,565

1,385	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005A. Remarketed, 5.750%, 4/01/26	4/20 at 100.00	Baa1	1,506,561

965	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2011, 4.800%, 8/15/21	No Opt. Call	BBB	1,019,137

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012:
300	2.250%, 8/15/15	No Opt. Call	BBB	301,947
300	2.350%, 8/15/16	No Opt. Call	BBB	302,148

675	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.300%, 12/01/16	No Opt. Call	BBB–	702,959

315	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 3.100%, 12/01/22	No Opt. Call	BBB–	284,067

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013A, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,010,660

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012F, 5.000%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,062,800

1,500	Frisco Independent School District, Collin and Denton Counties, Texas, General Obligation Bonds, Series 2008A, 6.000%, 8/15/38	8/18 at 100.00	Aaa	1,716,585

	Harris County Water Control and Improvement District 74, Texas, General Obligation Bonds, Series 2010:
210	4.550%, 8/01/23	2/18 at 100.00	N/R	216,970
195	5.000%, 8/01/36	2/18 at 100.00	N/R	200,076
1,515	5.200%, 8/01/39	2/18 at 100.00	N/R	1,563,783

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
600	0.000%, 11/15/18 – NPFG Insured	No Opt. Call	A	474,186
25	5.250%, 11/15/21 – NPFG Insured	5/14 at 100.00	A	25,060

1,630	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	A+	1,699,862

Nuveen Investments	27

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B:
$490	4.000%, 8/15/25 (WI/DD, Settling 2/20/14)	8/19 at 100.00	BBB+	$486,320
500	4.125%, 8/15/26 (WI/DD, Settling 2/20/14)	8/19 at 100.00	BBB+	493,800

2,000	Midland College District, Texas, General Obligation Bonds, Series 2012, 3.000%, 2/15/25	2/22 at 100.00	AA	1,892,158

400	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/32	2/15 at 103.00	BBB–	407,772

1,000	North Texas Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2012A, 5.125%, 12/01/42	6/22 at 100.00	BBB–	950,160

375	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	397,095

1,000	Rockport, Texas, Certificates of Obligation, Series 2007, 5.250%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	1,083,610

825	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/21	No Opt. Call	BBB+	946,201

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	2,126,040

1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 4.700%, 9/01/20	9/19 at 100.00	BBB	1,100,610
23,955	Total Texas			24,771,132

	Utah – 1.4%

	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2011A:
500	5.250%, 10/15/33 – AGM Insured	10/21 at 100.00	AA–	534,395
520	5.400%, 10/15/36 – AGM Insured	10/21 at 100.00	AA–	557,601

435	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 5.750%, 7/15/20	No Opt. Call	BBB–	464,158

1,550	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BB–	1,521,867

85	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R	83,936

80	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–	83,322

750	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 3006, 18.040%, 6/15/26 – AGM Insured (IF) (5)	6/18 at 100.00	AAA	980,910
3,920	Total Utah			4,226,189

	Virgin Islands – 1.1%

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/31 – ACA Insured	10/14 at 100.00	BBB+	500,015

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,046,330

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/19	No Opt. Call	BBB	1,117,720

500	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/24	10/19 at 100.00	BBB	530,370
3,000	Total Virgin Islands			3,194,435

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 1.5%

$1,900	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/28 (Alternative Minimum Tax)	10/18 at 100.00	AA–	$2,037,465

815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	1,019,704

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
40	4.750%, 1/01/25 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	39,864
1,400	5.000%, 1/01/27 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,400,896
4,155	Total Virginia			4,497,929

	Washington – 3.2%

1,700	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds Series 2011A, 5.500%, 7/01/24 (Alternative Minimum Tax)	7/21 at 100.00	AA+	1,943,049

1,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2012-D, 5.000%, 7/01/35	7/22 at 100.00	Aa1	1,071,200

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	1/18 at 100.00	N/R	90,121

600	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.766%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	690,630

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
925	5.000%, 12/01/22	No Opt. Call	Baa2	974,663
770	5.000%, 12/01/23	No Opt. Call	Baa2	804,219

75	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2	77,675

750	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 18.055%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	954,090

1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	1,015,980

1,550	Washington State Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2008D, 6.375%, 10/01/36	10/18 at 100.00	A+	1,754,321

25	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001, 5.000%, 12/01/19 – AMBAC Insured	6/14 at 100.00	BBB–	25,018
8,495	Total Washington			9,400,966

	West Virginia – 0.4%

1,150	West Virginia Higher Education Policy Commission, Revenue Bonds, Higher Education Facilities, Series 2012A, 5.000%, 4/01/29	4/22 at 100.00	Aa3	1,246,474

	Wisconsin – 2.3%

730	Lakeshore Technical College District, Wisconsin, General Obligation Bonds, Promissory Note Series 2013B, 2.000%, 3/01/14	No Opt. Call	Aa1	731,095

385	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	N/R	382,613

485	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 4287, 17.677%, 10/01/20 (IF) (5)	No Opt. Call	Aa3	535,678

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010-3184, 18.393%, 11/15/17 (IF)	No Opt. Call	AA+	610,260

Nuveen Investments	29

Municipal Total Return Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	$1,736,393

440	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 19.246%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	515,913

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.125%, 2/15/26	2/16 at 100.00	A–	784,605

225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 4.500%, 8/15/30	No Opt. Call	A–	210,512

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
1,000	6.000%, 5/01/27	5/19 at 100.00	AA–	1,171,060
90	6.000%, 5/01/33	5/19 at 100.00	AA–	101,353
6,270	Total Wisconsin			6,779,482

	Wyoming – 1.4%

625	Laramie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional Medical Center Project, Series 2012, 5.000%, 5/01/32	5/21 at 100.00	A+	641,381

1,000	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.000%, 9/15/26	3/21 at 100.00	A3	1,081,358

2,000	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 6.375%, 6/01/26	6/21 at 100.00	BBB	2,215,000

250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.500%, 1/01/28	1/18 at 100.00	A2	278,257
3,875	Total Wyoming			4,215,996
$269,417	Total Long-Term Investments (cost $280,527,452)			283,079,055
	Floating Rate Obligations – (0.9)%			(2,560,000)
	Other Assets Less Liabilities – 6.0%			17,846,386
	Net Assets – 100%			$298,365,441

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage- backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $280,527,452)	$283,079,055
Cash	15,949,719
Receivable for:
Reimbursement from Adviser	23,046
Interest	3,382,486
Investments sold	10,000
Shares sold	2,444,007
Other assets	4,773
Total assets	304,893,086
Liabilities
Floating rate obligations	2,560,000
Payable for:
Dividends	624,205
Investments purchased	2,392,974
Shares redeemed	891,845
Accrued expenses:
Trustees fees	5,570
Other	53,051
Total liabilities	6,527,645
Net assets	$298,365,441
Shares outstanding	29,015,000
Net asset value (“NAV”) per share	$10.28
Net assets consist of:
Capital paid-in	$302,480,583
Undistributed (Over-distribution of) net investment income	(672,202)
Accumulated net realized gain (loss)	(5,994,543)
Net unrealized appreciation (depreciation)	2,551,603
Net assets	$298,365,441
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

Investment Income	$6,616,521
Expenses
Shareholder servicing agent fees and expenses	30,647
Interest expense on floating rate obligations	7,645
Custodian fees and expenses	37,540
Trustees fees and expenses	4,164
Professional fees	21,057
Shareholder reporting expenses	19,179
Federal and state registration fees	27,242
Other expenses	5,332
Total expenses before fee waiver/expense reimbursement	152,806
Fee waiver/expense reimbursement	(145,161)
Net expenses	7,645
Net investment income (loss)	6,608,876
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,764,297)
Change in net unrealized appreciation (depreciation) of investments	12,451,018
Net realized and unrealized gain (loss)	6,686,721
Net increase (decrease) in net assets from operations	$13,295,597

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$6,608,876	$12,760,157
Net realized gain (loss) from investments	(5,764,297)	2,738,961
Change in net unrealized appreciation (depreciation) of investments	12,451,018	(28,759,142)
Net increase (decrease) in net assets from operations	13,295,597	(13,260,024)
Distributions to Shareholders
From net investment income	(7,033,292)	(13,019,253)
From accumulated net realized gains	(1,867,454)	(4,536,713)
Decrease in net assets from distributions to shareholders	(8,900,746)	(17,555,966)
Fund Share Transactions
Proceeds from sale of shares	66,317,936	141,441,445
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,352,671	9,232,432
	70,670,607	150,673,877
Cost of shares redeemed	(80,372,267)	(84,961,186)
Net increase (decrease) in net assets from Fund share transactions	(9,701,660)	65,712,691
Net increase (decrease) in net assets	(5,306,809)	34,896,701
Net assets at the beginning of period	303,672,250	268,775,549
Net assets at the end of period	$298,365,441	$303,672,250
Undistributed (Over-distribution of) net investment income at the end of period	$(672,202)	$(247,786)

See accompanying notes to financial statements.

Nuveen Investments	33

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
2014(f)	$10.13	$.23	$.22	$.45	$(.24)	$(.06)	$(.30)	$10.28
2013	11.13	.46	(.82)	(.36)	(.47)	(.17)	(.64)	10.13
2012	10.22	.51	.95	1.46	(.52)	(.03)	(.55)	11.13
2011	10.42	.54	(.11)	.43	(.54)	(.09)	(.63)	10.22
2010	9.80	.52	.60	1.12	(.50)	—	(.50)	10.42
2009	9.78	.49	.01	.50	(.48)	—	(.48)	9.80

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)
4.58%	$298,365	.11	%*	.10	%*	4.34	%*	.01	%*	—%		4.43	%*	12%
(3.54)	303,672	.09		.09		4.08		—	**	—	**	4.17		25
14.66	268,776	.12		.12		4.64		—		—		4.75		29
4.38	173,359	.09		.08		5.25		.01		—		5.33		17
11.68	140,543	.17		.17		4.89		—		—		5.06		40
5.35	92,354	.25		.25		4.87		—		—		5.12		23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than 0.1%.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized municipal bond Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective

The Fund’s primary investment objective is to seek attractive total return. The Fund also seeks to provide high current income exempt from regular federal income taxes. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund will focus on securities with intermediate to longer term maturities and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years.

The Fund invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), and unrated municipal securities. The Fund may invest up to 50% of its net assets in below investment grade municipal bonds, but will normally invest 10-30% of its net assets in such bonds. Such securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest up to 5% of its net assets in defaulted bonds. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may also make forward commitments in which the Fund agrees to buy a security for settlement in the future at a price agreed upon today.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the

36	Nuveen Investments

custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Fund had when-issued/delayed delivery purchase commitments of $2,392,974.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Fund was not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$283,079,055	$—	$283,079,055
*	Refer to the Fund’s Portfolio of Investments for state classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

38	Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended January 31, 2014, the Fund invested in externally-deposited inverse floaters and self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Fund during the six months ended January 31, 2014, were as follows:

Average floating rate obligations outstanding	$2,560,000
Average annual interest rate and fees	0.59%

As of January 31, 2014, the total amount of floating rate obligations issued by the Fund’s self-deposited inverse floaters and externally-deposited inverse floaters were as follows:

Floating rate obligations: self-deposited inverse floaters	$2,560,000
Floating rate obligations: externally-deposited inverse floaters	34,465,000
Total	$37,025,000

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. As of January 31, 2014, the Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was $31,635,000.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Fund is authorized to invest in derivative instruments, and may do so in the future, if did not make any such investments during the six months ended January 31, 2014.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold	6,565,418	$66,317,936	12,883,379	$141,441,445
Shares issued to shareholders due to reinvestment of distributions	431,269	4,352,671	839,105	9,232,432
Shares redeemed	(7,971,348)	(80,372,267)	(7,885,758)	(84,961,186)
Net increase (decrease)	(974,661)	$(9,701,660)	5,836,726	$65,712,691

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended January 31, 2014, aggregated $32,186,633 and $48,186,236, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

40	Nuveen Investments

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$277,865,103
Gross unrealized:
Appreciation	$8,755,886
Depreciation	(6,101,936)
Net unrealized appreciation (depreciation) of investments	$2,653,950

Permanent differences, primarily due to taxable market discount and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s last tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(26,796)
Accumulated net realized gain (loss)	26,796

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$769,657
Undistributed net ordinary income[2]	135,066
Undistributed net long-term capital gains	1,878,881
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2013 through July 31, 2013, and paid on August 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$12,595,500
Distributions from net ordinary income[2]	670,463
Distributions from net long-term capital gains	3,994,081
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$245,484
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Fund's last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). The Adviser and the Sub-Adviser are compensated for their services to the Fund from the fee charged at the separately managed account level.

Nuveen Investments	41

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information The Portfolio is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 7-Year Municipal Bond Index: An unmanaged index composed of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Total Investment Exposure: Total investment exposure is the fund’s assets managed by the Adviser that are attributable to leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MAPS-0114P

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Semi-Annual Report January 31, 2014

Ticker Symbol
Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio	NEMPX

Life is Complex.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more

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see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and

statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

The Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts, the Portfolio is a specialized fixed income portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Portfolio is managed by Nuveen Asset Management LLC, an affiliate of Nuveen Investments. Timothy Palmer, CFA, serves as manager for the Portfolio. Here Tim discusses the investment strategies and the performance of the Portfolio for the six-month reporting period ended January 31, 2014.

How did the Portfolio perform during the six-month reporting period ended January 31, 2014?

The table in the Performance and Expense Ratios section of this report provide Class I Share total returns for the Portfolio for the six-month, one-year, five-year and since inception periods ended January 31, 2014. The Portfolio’s Class I Share total returns at net asset value (NAV) outperformed the Barclays U.S. Credit/Mortgage Index during the six-month reporting period.

What strategies were used to manage the Portfolio during the reporting period? How did these strategies influence performance?

Under normal circumstances, the Portfolio will invest at least 80% of its assets in fixed income securities. The Portfolio will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt and other short-term securities or instruments. In addition, the Portfolio may invest a substantial portion of its assets in mortgage-backed securities (MBS), including U.S. Agency mortgage-backed securities and commercial mortgage-backed securities (CMBS) and asset-backed securities. The Portfolio may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will be generally short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

In managing the Portfolio, we seek to maximize risk-adjusted total return through active management of sector rotation, issue selection, and yield curve positioning. We employ a sector team based process to identify and implement investment opportunities based on rigorous analysis of fixed income markets. The Portfolio invests broadly across sectors, including traditional investment-grade bonds, high yield securities, foreign currencies and bonds.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Following a sell-off in the second quarter of 2013, spread sectors outperformed during the reporting period. The high yield sector was the top performing area, benefiting from strong fundamentals and continued forward guidance from the Federal Reserve (Fed) regarding its monetary policies, despite an announced reduction in asset purchases. Investment grade credit spreads contracted during the reporting period and ended 2013 at levels not seen since before the financial crisis. Buoyed by strong credit fundamentals, financials outperformed with their spreads moving inside of industrials for the first time since 2007. This spread narrowing is due to lower overall risk in the global financial system, coupled with higher capital levels and improving asset quality at the banks. All segments of the securitized market posted returns in excess of Treasuries, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Stronger economic data resulted in a better bid for these risk assets and credit fundamentals continued to improve, owing to a recovery in the commercial and residential real estate markets. In the agency MBS sector, origination was light, while Fed buying again provided technical support. The U.S. dollar underperformed European currencies amid economic improvements in Europe, outperformed most other currencies, and also outperformed most emerging market currencies, as market concerns about reduced global liquidity persisted in pressing emerging markets.

The Portfolio experienced strong results during the reporting period, benefiting from nearly all of its strategic investment themes. The improvement in credit spreads and the strong performance of high yield credit were two key drivers of our Portfolio’s outperformance for the reporting period, given our ongoing substantial weights to corporate bonds and other non-government sectors. The Portfolio was overweight credit versus mortgages and maintained little or no exposure to the Treasury and agency segments. Our positioning in high yield corporate bonds was the largest positive contributor to performance, including our overweight to the sector as well as issue selection and tactical repositioning during the reporting period.

Credit selection within investment grade corporate bonds was the next largest contributor, notably the Portfolio’s focus on the financial, energy and metals/mining sectors. A substantial overweight to investment grade credit also aided performance. Additionally, the Portfolio benefited from downward bias in credit quality within the investment grade sector, emphasizing BBB-rated corporate bonds, which outperformed higher rated investment grade securities.

The Portfolio’s defensive interest rate positioning, with a duration that was significantly less than the index during the reporting period, was marginally beneficial to performance as interest rates rose slightly. Foreign currency exposure detracted from investment performance given the general improvement in the U.S. dollar vs. emerging and smaller developed country currencies.

Within the securitized areas of the market, the Portfolio’s small exposures to CMBS and ABS had only a marginally positive impact on performance over the reporting period. The Portfolio’s underweight to MBS detracted from performance relative to the index, however, the positions we owned in the credit sectors performed better than mortgages.

Our constructive view of the economy continued to unfold during the reporting period and U.S. fiscal uncertainties moderated, supporting our themes. As a result, our positioning in favor of credit sectors with a corresponding underweight to mortgage and government securities and a defensive interest rate posture remained our key themes. We also retained our industry focus on financials as well as cyclically sensitive industries within corporate bonds. Portfolio activity was centered on bottom-up credit and issue selection, as well as timely deployment of cash as market opportunities arose. Within the high yield sector, this rotation also involved a small move from BB-rated to B-rated issues, in light of our credit outlook. We also actively repositioned currency exposure, both the levels and selections, given significant valuation swings in the market and ongoing fundamental developments.

6	Nuveen Investments

Investments in Derivatives

During the reporting period, we continued to invest in derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Portfolio’s duration and yield curve exposure. To decrease the duration of the portfolio, we acquired short Treasury bond or Treasury note futures positions. The effect of these activities on performance was modestly negative during the reporting period.

We used foreign exchange forwards to manage the Portfolio’s foreign currency exposure. For example, the Portfolio may reduce unwanted currency exposure from the portfolio, or may take long or short forward positions in select currencies in an attempt to benefit from the potential price change. These positions had a negative impact on performance during the reporting period.

We used credit default swaps to manage exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. These swap positions contributed to performance during the reporting period.

Nuveen Investments	7

Risk

Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Portfolio, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

The Portfolio seeks to pay dividends at a rate that reflects the past and projected performance of the Portfolio. To permit the Portfolio to maintain a more stable monthly dividend, the Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If the Portfolio has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s net asset value. Conversely, if the Portfolio has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Portfolio’s net asset value. The Portfolio will, over time, pay all its net investment income as dividends to shareholders. As of January 31, 2014, the Portfolio had a positive UNII balance based on our best estimate, for tax purposes, and a negative UNII balance for financial reporting purposes.

8	Nuveen Investments

Performance

and Expense Ratios

This is a specialized Portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns may reflect a contractual agreement between the Portfolio and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Portfolio’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Portfolio shares have no sales charge. Portfolio returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Portfolio’s total operating expenses (before fee waivers and/or expense reimbursements) as shown in the Portfolio’s most recent prospectus.

Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class I Shares	4.19%	5.02%	12.66%	11.10%
Barclays U.S. Credit/Mortgage Index**	2.45%	0.57%	5.70%	5.49%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class I Shares	5.77%	4.97%	12.33%	11.19%

Expense Ratios as of Most Recent Prospectus

Share Class
Class I
Gross Expense Ratios	2.11%
Net Expense Ratios	0.00%

The Portfolio’s investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

*	Since inception returns are from 12/27/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. This index is not available for direct investment.

Nuveen Investments	9

Yields as of January 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Portfolio’s yield that accounts for the future amortization of premiums or discounts of bonds held in the portfolio of investments. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Portfolio may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Share Class
Class I
Dividend Yield	5.95%
SEC 30-Day Yield	4.53%

10	Nuveen Investments

Holding

Summaries January 31, 2014

This data relates to the securities held in the portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Portfolio itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio Credit Quality

(% of total long-term investments)1

AAA	29.0%
AA	4.1%
A	32.6%
BBB	30.2%
BB or Lower	4.1%

Portfolio Allocation

(% of net assets)

Corporate Bonds	60.9%
Mortgage-Backed Securities	27.6%
Short-Term Investments	22.3%
$1,000 Par (or similar) Institutional Preferred	3.5%
Sovereign Debt	3.1%
Taxable Municipal Bonds	1.5%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(19.4)%

Corporate Debt: Industries2

Diversified Financial Services	19.5%
Capital Markets	10.6%
Media	8.9%
Commercial Banks	7.5%
Insurance	7.3%
Metals & Mining	7.3%
Oil, Gas & Consumable Fuels	6.8%
Diversified Telecommunication Services	5.7%
Energy Equipment & Services	4.0%
Chemicals	3.8%
Other	18.6%

1	Excluding investments in derivatives.
2	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Portfolio.

Nuveen Investments	11

Expense

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Portfolio expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,041.90	$1,025.21
Expenses Incurred During Period	$—	$—

Expenses are equal to the Portfolio’s annualized net expense ratio of 0.00% for the six-month period.

12	Nuveen Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.1%

	CORPORATE BONDS – 60.9%

	Aerospace & Defense – 0.2%

$10	Raytheon Company	4.400%	2/15/20	A–	$11,024

	Auto Components – 0.3%

15	TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	14,550

	Automobiles – 0.2%

10	General Motors Financial Company Inc.	4.250%	5/15/23	BB+	9,703

	Beverages – 0.8%

30	Anheuser Busch InBev	8.200%	1/15/39	A	45,482

	Capital Markets – 6.8%

15	E Trade Financial Corporation	6.375%	11/15/19	B2	16,125

215	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	247,831

50	Morgan Stanley	6.625%	4/01/18	A	58,529

45	Morgan Stanley	5.625%	9/23/19	A	51,413
325	Total Capital Markets				373,898

	Chemicals – 2.4%

20	CF Industries Inc.	6.875%	5/01/18	Baa2	23,378

40	Dow Chemical Company	4.250%	11/15/20	BBB	42,523

10	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	10,272

25	Eastman Chemical Company	3.600%	8/15/22	BBB	24,610

5	Praxair, Inc.	4.500%	8/15/19	A	5,607

25	Rhodia SA, 144A	6.875%	9/15/20	BBB+	27,782
125	Total Chemicals				134,172

	Commercial Banks – 2.4%

25	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	26,063

40	HSBC Holdings PLC	6.800%	6/01/38	A+	49,129

40	Rabobank Nederland	3.875%	2/08/22	Aa2	40,743

10	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	10,237

5	Wells Fargo & Company	3.450%	2/13/23	A+	4,784
120	Total Commercial Banks				130,956

	Consumer Finance – 1.5%

15	American Express Credit Corporation	1.750%	6/12/15	A+	15,236

10	American Express Credit Corporation	2.800%	9/19/16	A+	10,446

30	Discover Financial Services	5.200%	4/27/22	BBB	31,904

Nuveen Investments	13

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$25	Ford Motor Credit Company	4.250%	9/20/22	BBB–	$25,459
80	Total Consumer Finance				83,045

	Containers & Packaging – 0.5%

25	Rock-Tenn Company	3.500%	3/01/20	BBB–	25,360

	Diversified Financial Services – 12.5%

10	Bank of America Corporation	6.500%	8/01/16	A	11,249

155	Bank of America Corporation	5.875%	1/05/21	A	178,500

50	Citigroup Inc.	6.125%	11/21/17	A	57,617

100	Citigroup Inc.	4.500%	1/14/22	A	106,055

105	General Electric Capital Corporation	5.300%	2/11/21	AA	118,157

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	32,001

75	JPMorgan Chase & Company	6.000%	1/15/18	A+	86,426

45	JPMorgan Chase & Company	3.200%	1/25/23	A+	43,143

60	JPMorgan Chase & Company	3.375%	5/01/23	A	56,346
625	Total Diversified Financial Services				689,494

	Diversified Telecommunication Services – 3.7%

50	AT&T, Inc.	5.550%	8/15/41	A	51,256

10	CyrusOne LP Finance	6.375%	11/15/22	B+	10,325

15	France Telecom	5.375%	7/08/19	BBB+	16,847

50	Qwest Corporation	6.750%	12/01/21	BBB–	55,823

10	Verizon Communications	5.150%	9/15/23	A–	10,872

45	Verizon Communications	6.250%	4/01/37	A–	51,553

5	Verizon Communications	6.550%	9/15/43	A–	6,002
185	Total Diversified Telecommunication Services				202,678

	Electric Utilities – 0.7%

40	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	39,401

	Energy Equipment & Services – 2.6%

25	Diamond Offshore Drilling Inc.	5.875%	5/01/19	A	29,136

40	Ensco PLC	4.700%	3/15/21	BBB+	43,061

15	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	15,113

40	Transocean Inc.	3.800%	10/15/22	BBB–	37,765

15	Weatherford International Limited	7.000%	3/15/38	Baa2	16,972
135	Total Energy Equipment & Services				142,047

	Food & Staples Retailing – 0.4%

20	CVS Caremark Corporation	3.250%	5/18/15	BBB+	20,681

	Health Care Providers & Services – 0.5%

20	UnitedHealth Group Incorporated	6.875%	2/15/38	A	25,832

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power Producers & Energy Traders – 0.4%

$20	Calpine Corporation, 144A	7.875%	7/31/20	BB+	$21,900

	Insurance – 3.6%

25	Berkshire Hathaway Finance Corporation	5.400%	5/15/18	AA	28,838

15	Genworth Holdings Inc.	4.800%	2/15/24	BBB–	14,981

40	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	46,459

60	Lincoln National Corporation	4.200%	3/15/22	A–	62,443

15	MetLife Inc.	7.717%	2/15/19	A–	18,767

20	Prudential Financial Inc.	7.375%	6/15/19	A	24,889
175	Total Insurance				196,377

	Machinery – 0.2%

10	Terex Corporation	6.000%	5/15/21	BB–	10,375

	Media – 5.7%

20	Comcast Corporation	6.400%	5/15/38	A–	23,802

10	Cox Communications Inc.	5.500%	10/01/15	BBB+	10,715

35	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	34,172

40	NBC Universal Media LLC	2.875%	1/15/23	A–	37,723

50	News America Holdings Inc.	6.150%	2/15/41	BBB+	57,299

15	SES SA, 144A	3.600%	4/04/23	BBB	14,594

55	Time Warner Cable Inc.	6.550%	5/01/37	BBB	52,816

30	Time Warner Inc.	4.875%	3/15/20	BBB+	33,284

56	Viacom Inc.	4.375%	3/15/43	BBB+	49,304
311	Total Media				313,709

	Metals & Mining – 4.7%

25	Alcoa Inc.	5.400%	4/15/21	BBB–	26,109

25	ArcelorMittal	6.750%	2/25/22	BB+	26,969

40	Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	38,272

50	Newmont Mining Corporation	6.250%	10/01/39	Baa1	46,257

25	Teck Resources Limited	6.125%	10/01/35	BBB	25,422

25	Teck Resources Limited	6.250%	7/15/41	BBB	25,650

25	United States Steel Corporation	6.050%	6/01/17	BB–	27,000

40	Vale Overseas Limited	6.875%	11/10/39	A–	40,828
255	Total Metals & Mining				256,507

	Multiline Retail – 1.4%

40	Macy’s Retail Holdings Inc.	3.875%	1/15/22	BBB+	40,773

35	Target Corporation	5.375%	5/01/17	A+	39,472
75	Total Multiline Retail				80,245

	Oil, Gas & Consumable Fuels – 4.4%

55	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	63,028

Nuveen Investments	15

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$10	Atlas Pipeline LP Finance	5.875%	8/01/23	B+	$9,575

20	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	22,067

15	Key Energy Services Inc.	6.750%	3/01/21	BB–	15,413

10	Northern Tier Energy LLC	7.125%	11/15/20	BB–	10,600

25	Plains All American Pipeline LP	5.750%	1/15/20	BBB	29,077

25	SM Energy Company	6.625%	2/15/19	BB–	26,438

25	Southwestern Energy Company	4.100%	3/15/22	BBB–	25,491

25	SunCor Energy Inc.	6.100%	6/01/18	BBB+	29,170

10	Targa Resources Inc., 144A	4.250%	11/15/23	BB	9,038
220	Total Oil, Gas & Consumable Fuels				239,897

	Paper & Forest Products – 1.1%

15	Domtar Corporation	6.750%	2/15/44	BBB–	15,850

10	Domtar Corporation	4.400%	4/01/22	BBB–	9,888

25	International Paper Company	8.700%	6/15/38	BBB	35,777
50	Total Paper & Forest Products				61,515

	Pharmaceuticals – 0.2%

10	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	10,675

	Real Estate Investment Trust – 1.6%

30	American Tower Company	5.000%	2/15/24	BBB	31,581

25	HCP Inc.	3.750%	2/01/19	BBB+	26,381

25	Prologis Inc.	6.875%	3/15/20	BBB	29,808
80	Total Real Estate Investment Trust				87,770

	Specialty Retail – 0.6%

5	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	5,138

25	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	26,857
30	Total Specialty Retail				31,995

	Thrifts & Mortgage Finance – 0.6%

30	WEA Finance LLC, 144A	4.625%	5/10/21	A2	32,135

	Tobacco – 0.9%

17	Altria Group Inc.	9.950%	11/10/38	Baa1	26,923

25	Reynolds American Inc.	3.250%	11/01/22	Baa2	23,564
42	Total Tobacco				50,487
$3,073	Total Corporate Bonds (cost $3,180,814)				3,341,910

16	Nuveen Investments

Principal Amount (000)/ Shares (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 3.5%

		Commercial Banks – 2.4%

20	EUR	Barclays Bank PLC	4.750%	N/A (4)	BBB–	$23,821

10		Fifth Third Bancorp.	5.100%	N/A (4)	BBB–	8,825

55		Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	51,425

50		Wells Fargo Capital Trust X	5.950%	12/15/36	BBB+	49,437
		Total Commercial Banks				133,508

		Insurance – 1.1%

50		Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	51,625

10		Prudential Financial Inc.	5.200%	3/15/44	BBB+	9,620
		Total Insurance				61,245
		Total $1,000 Par (or similar) Institutional Preferred (cost $188,021)				194,753

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		MORTGAGE-BACKED SECURITIES – 27.6%

$23		Fannie Mae Mortgage Pool 946228	6.057%	9/01/37	Aaa	$24,605

146		Fannie Mae Mortgage Pool 929182	5.000%	3/01/38	Aaa	159,692

57		Fannie Mae Mortgage Pool 984834	5.000%	7/01/38	Aaa	62,198

78		Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	75,836

800		Fannie Mae TBA Mortgage Pool, (WI/DD)	2.500%	TBA	Aaa	802,500

200		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	214,563

170		Fannie Mae TBA Mortgage Pool MDR, (WI/DD)	4.000%	TBA	Aaa	178,075
$1,474		Total Mortgage-Backed Securities (cost $1,491,387)				1,517,469

Principal Amount (000)		Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

		TAXABLE MUNICIPAL BONDS – 1.5%

		Illinois – 1.5%

$75		Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$83,267
$75		Total Taxable Municipal Bonds (cost $75,000)				83,267

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.5%

$25		U.S. Treasury Notes	0.750%	12/31/17	Aaa	$24,641
$25		Total U.S. Government and Agency Obligations (cost $24,888)				24,641

Nuveen Investments	17

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 3.1%

		Mexico – 2.0%

790	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A	$57,884

650	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	53,425
1,440	MXN	Total Mexico				111,309

		Peru – 0.3%

15		Republic of Peru	6.550%	3/14/37	BBB+	17,063

		South Africa – 0.8%

400	ZAR	Republic of South Africa	10.500%	12/21/26	A–	40,203
		Total Sovereign Debt (cost $188,702)				168,575
		Total Long-Term Investments (cost $5,148,812)				5,330,615

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 22.3%

$1,226		Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $1,226,386, collateralized by $1,160,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $1,252,800	0.000%	2/03/14		$1,226,386
		Total Short-Term Investments (cost $1,226,386)				1,226,386
		Total Investments (cost $6,375,198) – 119.4%				6,557,001
		Other Assets Less Liabilities – (19.4)% (6)				(1,065,712)
		Net Assets – 100%				$5,491,289

Investments in Derivatives as of January 31, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (6)
Bank of America	Japanese Yen	9,000,000	U.S. Dollar	90,370	2/18/14	$2,276
Bank of America	U.S. Dollar	86,326	Japanese Yen	9,000,000	2/18/14	1,768
Citibank	Canadian Dollar	215,000	U.S. Dollar	202,011	2/20/14	9,046
Citibank	Euro	12,000	U.S. Dollar	16,300	2/14/14	116
Citibank	U.S. Dollar	202,482	Canadian Dollar	215,000	2/20/14	(9,517)
JPMorgan	Australian Dollar	60,000	U.S. Dollar	52,424	3/17/14	59
JPMorgan	Mexican Peso	500,000	U.S. Dollar	38,102	2/20/14	762
JPMorgan	U.S. Dollar	38,530	Mexican Peso	500,000	2/20/14	(1,190)
JPMorgan	U.S. Dollar	53,683	Australian Dollar	60,000	3/17/14	(1,319)
						$2,001

Credit Default Swaps outstanding:

Clearing House	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY21 Index	Sell	3.50%	$1,800,000	5.000%	12/20/18	$128,585	$3,972

18	Nuveen Investments

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(2)	3/14	$(251,500)	$(435)
U.S. Long Bond	Short	(4)	3/14	(534,375)	(10,974)
				$(785,875)	$(11,409)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investments, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

EUR	Euro

MXN	Mexican Peso

ZAR	South African Rand

Nuveen Investments	19

See accompanying notes to financial statements.

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $5,148,812)	$5,330,615
Short-term investments, at value (cost approximates value)	1,226,386
Cash denominated in foreign currencies (cost $13)	11
Cash	3,776
Credit default swaps premiums paid	124,810
Unrealized appreciation on forward foreign currency exchange contracts	4,044
Receivable for:
Due from broker (net of amounts uncollectable of $11,520)	1,093
Interest	47,661
Investments sold	9,796
Reimbursement from Adviser	12,661
Variation margin on credit default swaps	3,775
Other assets	26
Total assets	6,764,654
Liabilities
Unrealized deprecation on forward foreign currency exchange contracts, net	2,043
Payable for:
Dividends	27,157
Due to broker	11,022
Investments purchased	1,194,342
Variation margin on futures contracts	1,844
Accrued expenses:
Trustees fees	50
Other	36,907
Total liabilities	1,273,365
Net assets	$5,491,289
Shares outstanding	529,104
Net asset value (“NAV”) per share	$10.38
Net assets consist of:
Capital paid-in	$5,272,650
Undistributed (Over-distribution of) net investment income	(69,729)
Accumulated net realized gain (loss)	112,018
Net unrealized appreciation (depreciation)	176,350
Net assets	$5,491,289
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

Investment Income	$93,933
Expenses
Shareholder servicing agent fees and expenses	137
Custodian fees and expenses	13,080
Trustees fees and expenses	78
Professional fees	20,168
Shareholder reporting expenses	15,620
Federal and state registration fees	12,844
Other expenses	3,312
Total expenses before fee waiver/expense reimbursement	65,239
Fee waiver/expense reimbursement	(65,239)
Net expenses	—
Net investment income (loss)	93,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	37,158
Forward foreign currency exchange contracts	(1,439)
Futures contracts	14,370
Swaps	110,978
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	25,663
Forward foreign currency exchange contracts	(756)
Futures contracts	(24,856)
Swaps	(29,544)
Net realized and unrealized gain (loss)	131,574
Net increase (decrease) in net assets from operations	$225,507

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$93,933	$203,738
Net realized gain (loss) from:
Investments and foreign currency	37,158	18,162
Forward foreign currency exchange contracts	(1,439)	32,363
Futures contracts	14,370	8,787
Swaps	110,978	258,589
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	25,663	(217,592)
Forward foreign currency exchange contracts	(756)	(10,976)
Futures contracts	(24,856)	13,447
Swaps	(29,544)	692
Net increase (decrease) in net assets from operations	225,507	307,210
Distributions to Shareholders
From net investment income	(156,122)	(305,497)
From accumulated net realized gains	(64,018)	(118,048)
Decrease in net assets from distributions to shareholders	(220,140)	(423,545)
Fund Share Transactions
Proceeds from sale of shares	11,672	20,367
Cost of shares redeemed	—	(21,020)
Net increase (decrease) in net assets from Fund share transactions	11,672	(653)
Net increase (decrease) in net assets	17,039	(116,988)
Net assets at the beginning of period	5,474,250	5,591,238
Net assets at the end of period	$5,491,289	$5,474,250
Undistributed (Over-distribution of) net investment income at the end of period	$(69,729)	$(7,540)

See accompanying notes to financial statements.

22	Nuveen Investments

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Nuveen Investments	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
2014(f)	$10.37	$.18	$.25	$.43	$(.30)	$(.12)	$(.42)	$10.38
2013	10.59	.39	.19	.58	(.58)	(.22)	(.80)	10.37
2012	10.79	.47	.50	.97	(.65)	(.52)	(1.17)	10.59
2011	11.75	.64	.16	.80	(.79)	(.97)	(1.76)	10.79
2010	10.56	.71	1.42	2.13	(.94)	—	(.94)	11.75
2009	9.81	1.08	.72	1.80	(.85)	(.20)	(1.05)	10.56

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)
4.19%	$5,491	2.36	%*	1.04	%*	—%	3.40	%*	122%
5.58	5,474	2.11		1.52		—	3.63		201
9.99	5,591	2.63		1.95		—	4.58		55
7.44	5,665	2.25		3.43		—	5.68		137
20.88	6,336	2.60		3.75		—	6.34		169
20.12	5,711	3.04		8.11		—	11.15		439

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Excluding dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Enhanced Multi-Strategy Income Managed Accounts Portfolio (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective

The Fund’s primary investment objective is total return, with current income as a secondary objective. Under normal conditions, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, and other short-term securities. In addition, the Fund may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities, and asset-backed securities. The Fund may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

The Fund may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by the Sub-Adviser to be of equivalent quality. Such securities are commonly referred to as “high-yield” securities or “junk bonds”; which includes U.S. and non-U.S. high yield corporate bonds and securities. The Fund may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets.

Under normal market conditions, the Sub-Adviser expects the Fund to maintain an intermediate term average duration, which will generally fall within four to seven years.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

26	Nuveen Investments

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,184,547

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Fund declares dividends from net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Fund did not invest in any portfolio securities or derivatives, other than repurchase agreements and forward foreign currency exchange contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities,

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

28	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$3,341,910	$—	$3,341,910
$1,000 Par (or similar) Institutional Preferred	—	194,753	—	194,753
Mortgage-Backed Securities	—	1,517,469	—	1,517,469
Taxable Municipal Bonds	—	83,267	—	83,267
U.S. Government and Agency Obligations	—	24,641	—	24,641
Sovereign Debt	—	168,575	—	168,575
Short-Term Investments:
Repurchase Agreements	—	1,226,386	—	1,226,386
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	2,001	—	2,001
Credit Default Swaps**	—	3,972	—	3,972
Futures Contracts**	(11,409)	—	—	(11,409)
Total	$(11,409)	$6,562,974	$—	$6,551,565
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Investment income” on the Statement of Operations. Dollar rolls are valued daily.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options written, swaps and swaptions written,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$1,226,386	$(1,226,386)	$—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

30	Nuveen Investments

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended January 31, 2014, the Fund was invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long or short forward positions in select currencies in an attempt to benefit from the potential price change.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended January 31, 2014, was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$493,315
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of January 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	$4,044	Unrealized depreciation on forward foreign currency exchange contracts, net	$(12,026)
Foreign currency exchange rate	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	9,983
Total			$4,044		$(2,043)

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, as well as collateral delivered to those forward foreign currency exchange contracts.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America	$4,044	$—	$—	$4,044	$—	$4,044
Citibank N.A.	9,162	(9,517)	9,162	(355)	—	(355)
JPMorgan	821	(2,509)	821	(1,688)	—	(1,688)
Total	$14,027	$(12,026)	$9,983	$2,001	$—	$2,001
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the six months ended January 31, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(1,439)	$(756)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended January 31, 2014, the Fund used Treasury note and bond futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. For example, to decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position would be acquired.

The average notional amount of futures contracts outstanding during the six months ended January 31, 2014, was as follows:

Average notional amount of futures contracts outstanding*	$483,661
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

32	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Fund as of January 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(11,409)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended January 31, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$14,370	$(24,856)

Credit Default Swaps

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on credit default swaps” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended January 31, 2014, the Fund used credit default swaps to manage exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy.

The average notional amount of credit default swap contracts outstanding during the six months ended January 31, 2014, was as follows:

Average notional amount of credit default swap contracts outstanding*	$1,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all swap contracts held by the Fund as of January 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Credit	Swaps	Receivable for variation margin on credit default swaps*	$3,972	—	$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not cash collateral with brokers, if any, the receivable or payable for variation margin on swap contracts, the payable for due to broker or premiums paid or received presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended January 31, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$110,978	$(29,544)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold	1,124	$11,672	1,913	$20,367
Shares redeemed	—	—	(2,000)	(21,020)
Net increase (decrease)	1,124	$11,672	(87)	$(653)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative and dollar roll transactions) during the six months ended January 31, 2014, were as follows:

Purchases:
Investment securities	$499,690
U.S. Government and agency obligations	6,050,281
Sales and maturities:
Investment securities	402,161
U.S. Government and agency obligations	6,063,735

34	Nuveen Investments

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, amortization of premium and timing and character differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$6,407,464
Gross unrealized:
Appreciation	$238,634
Depreciation	(89,097)
Net unrealized appreciation (depreciation) of investments	$149,537

Permanent differences, primarily due to federal taxes paid, notional principal contracts, foreign currency reclassifications, bond premium amortization adjustments and paydown adjustments, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s last tax year end, as follows:

Capital paid-in	$(1,804)
Undistributed (Over–distribution of) net investment income	156,399
Accumulated net realized gain (loss)	(154,595)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$103,638
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2013 through July 31, 2013 and paid on August 1, 2013. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$408,617
Distributions from net long-term capital gains	16,725
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund’s last tax year ended July 31, 2013, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). The Adviser and the Sub-Adviser are compensated for their services to the Fund from the fee charged at the separately managed account level.

As of January 31, 2014, Nuveen owned all shares of the Fund.

Nuveen Investments	35

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information The Portfolio is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

36	Nuveen Investments

Glossary of Terms

Used in this Report

Asset-Backed securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Credit/Mortgage Index: A market-weighted blend of the Barclays U.S. Credit Index and the Barclays Mortgage-backed securities (MBS) Index. The Barclays U.S. Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. The Barclays MBS Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays U.S. Aggregate Bond Index. The index is composed of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-EIMAP-0114P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: April 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: April 8, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 8, 2014